Exhibit 99.1

IN THE SUPERIOR COURT OF FULTON COUNTY

STATE OF GEORGIA

ARNOLD WANDEL, derivatively on behalf of	)
Nominal Defendant Home Depot, Inc.,	)
)
Plaintiff,	)
)
v.	)
)
GREGORY D. BRENNEMAN, et al.,	)
)
Defendants,	)	C.A. No. 2006 CV 117491
)
- and -)
)
THE HOME DEPOT INC.,	)
)
Nominal Defendant.	)
)
CITY OF PONTIAC GENERAL EMPLOYEES’	)
RETIREMENT SYSTEM, et al.,	)
)
Plaintiffs,	)
)
v.	)
)
KENNETH G. LANGONE, et al.,	)
)
Defendants,	)	C.A. No. 2006 CV 122302
)
- and -)
)
THE HOME DEPOT INC.,	)
)
Nominal Defendant.	)
)

NOTICE OF SETTLEMENT OF DERIVATIVE LITIGATION

TO:                ALL HOLDERS OF THE COMMON STOCK OF THE HOME DEPOT, INC. (“HOME DEPOT” or “THE COMPANY”) AS OF MARCH 28, 2008

The purpose of this Notice is to inform you of the above-captioned shareholder derivative actions (the “Litigation”) pending in the Superior Court of Fulton County, Georgia (the “Court”) and a proposed settlement of the Litigation (the “Settlement”).  This Notice also informs you of your right to participate in a hearing to be held on June 10, 2008, at 11 a.m. in Courtroom 5E of the Justice Center Tower, 185 Central Avenue, S.W., Atlanta, GA 30303 (the “Approval Hearing”) to consider: (a) whether the terms and conditions of the Settlement provided for in the Stipulation of Settlement dated March 28, 2008 (the “Stipulation”), are fair, reasonable, adequate, and in the best interests of Home Depot and Home Depot stockholders; (b) whether to enter final judgment dismissing the Litigation with prejudice and extinguishing and releasing any and all Released Claims as against the Released Persons (as those terms are defined in the Stipulation); (c) if the Court approves the Settlement, whether to approve an award to Plaintiffs’

counsel of attorney fees and reimbursement of expenses; and (d) such other matters as may properly come before the Court.

In the Litigation, the Plaintiffs, derivatively on behalf of Home Depot, allege that the Defendants, current and former officers and directors of Home Depot, caused Home Depot to grant backdated stock options to the Company’s officers, directors, and employees.  Such grants were allegedly in violation of the Company’s 1997 Omnibus Stock Incentive Plan and allegedly resulted in misstated public filings.  Plaintiffs also allege that the Defendants caused the Company to engage in fraudulent return-to-vendor chargeback practices.  Finally, Plaintiffs allege that the Defendants caused the Company to provide its former chief executive officer excessive compensation.  Plaintiffs claim that by these actions, Defendants breached their fiduciary duties owed to Home Depot causing Home Depot to suffer damages.  The Defendants have denied and continue to deny any wrongdoing or that they breached their fiduciary duties or caused Home Depot to suffer any injury.

Pursuant to the Stipulation and in consideration of the Settlement of the Litigation, the Defendants have agreed that Home Depot will maintain and/or adopt certain corporate governance measures that relate to Board structure, director independence standards, director stock ownership, shareholder meetings, compensation policies and procedures, majority voting, stock option plans, nomination procedures for directors, vendor return policies, and Home Depot’s contracting policy.

Any stockholder of Home Depot who objects to the Settlement or the award of attorney fees and expenses to Plaintiffs’ counsel or who otherwise wishes to be heard may appear in person or by his attorney at the Approval Hearing.  To do so, however, an objector must, no later than fourteen (14) days prior to the Approval Hearing, file with the Clerk of Court a written objection setting forth the grounds for such objection and serve copies by hand or overnight delivery to each of the following counsel:

Michael R. Smith	John C. Herman
King & Spalding LLP	Coughlin Stoia Geller Rudman
1180 Peachtree Street, N.E.	& Robbins LLP
Atlanta, GA 30309	3424 Peachtree Road, Suite 1650
Atlanta, GA 30326

Attendance at the Approval Hearing is not necessary for the objection to be considered by the Court; however, persons wishing to be heard orally in opposition to the approval of the Settlement are require to indicate in their written objection their intention to appear at the hearing.

Dated: April 3, 2008

By: The Clerk of the Superior Court of Fulton County